Exhibit 99.1

 Innovative Therapies for Disorders of the Brain and Nervous System Corporate Presentation August 2020 Nasdaq: APTX

 Forward-looking statements This presentation has been prepared by Aptinyx Inc. (“we,” ”us,” “our,” “Aptinyx,” or the “Company”) and is made for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy securities, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The information set forth herein does not purport to be complete or to contain all of the information you may desire. Statements contained herein are made as of the date of this presentation unless stated otherwise, and neither this presentation, nor any sale of securities, shall under any circumstances create an implication that the information contained herein is correct as of any time after such date or that information will be updated or revised to reflect information that subsequently becomes available or changes occurring after the date hereof. This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 relating to business, operations, and financial conditions of Aptinyx, including, but not limited to, preclinical and clinical development of Aptinyx’s product candidates, the timing and reporting of results from preclinical and clinical studies, and the impact of the COVID-19 pandemic on Aptinyx’s business and ongoing and planned preclinical and clinical studies. Words such as, but not limited to, “look forward to,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “would,” “should” and “could,” and similar expressions or words, identify forward-looking statements. Although Aptinyx believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. Actual results could differ materially from those projected in Aptinyx’s forward-looking statements due to numerous known and unknown risks and uncertainties. All forward-looking statements speak only as of the date of this presentation and are qualified in their entirety by this cautionary statement. Aptinyx undertakes no obligation to revise or update this presentation to reflect events or circumstances after the date hereof.

Aptinyx: Who we are OUR MISSION is to discover and develop innovative therapies for challenging disorders of the brain and nervous system OUR PLATFORM has yielded novel product candidates that modulate NMDA receptors, which are vital to normal brain physiology, and help restore normal balance in the brain and nervous system OUR CHRONIC PAIN, PSYCHIATRY, AND NEUROLOGY FRANCHISES are advancing through late- stage clinical development, with multiple data readouts anticipated over the next 2 years 3August 5, 2020

Advancing a leading pipeline of CNS therapies

	INDICATION	PRECLINICAL/ IND ENABLING	PHASE 1	PHASE 2	PHASE 3	REGISTRATION/ COMMERCIAL
CHRONIC PAIN FRANCHISE						
NYX-2925	Fibromyalgia	Phase 2b (enrollment suspended)			*Anticipate recommencing study September 2020*	
	Painful Diabetic Peripheral Neuropathy (Fast track)	Phase 2b (enrollment suspended)			*Anticipate recommencing study late 2020/early 2021*	
PSYCHIATRY FRANCHISE						
NYX-783	Post-Traumatic Stress Disorder (Fast track)	Phase 2			*Data readout expected 4Q 2020*	
NEUROLOGY FRANCHISE						
NYX-458	Parkinson's Disease Cognitive Impairment	Phase 2 (enrollment suspended)				

Fast track designation by FDA

Enrollment suspended in March 2020 due to challenges introduced by COVID-19 pandemic

4 | August 5, 2020

APTINYX

Experienced management team and a board of highly regarded healthcare investors and leaders

EXECUTIVE MANAGEMENT TEAM

Norbert Riedel, PhD
President & CEO

Patty Adams
SVP – Human Resources & Administration

Rolando Gutierrez-Esteinou, MD
SVP – Medical & Pharmacovigilance

Ashish Khanna
CFO & Chief Business Officer

Andy Kidd
Chief Operating Officer

Kathryn King, PhD
SVP – Clinical Development

BOARD OF DIRECTORS

Patrick Enright (Chairman)
Founder & Managing Director

Henry Gosebruch
EVP, Chief Strategy Officer, AbbVie

Terry Gould
Partner & Head of Venture/ Growth Equity

Robert Hombach
Retired CFO, Baxter and Baxalta

Adam Koppel, MD, PhD
Managing Director

Norbert Riedel, PhD
President & CEO, Aptinyx

Rachel Sherman, MD, MPH
Former FDA Principal Deputy Commissioner

5 | August 5, 2020

NMDA receptor modulation: An elegant approach to restoring normal balance in the CNS APTINYX NOVEL MODULATION NORMAL BALANCE AGONIST ONEXCITOTOXICITY OVER-ACTIVATION DISSOCIATION OFFPSYCHOTOMIMETIC ABUSE LIABILITY ANTAGONISTINHIBITION SYNAPSEPOSTSYNAPTIC NEURON CURRENT THERAPEUTIC APPROACHES Aptinyx compounds work through novel modulation of NMDA receptors to avoid severe side effects associated with over-activation or full inhibition 6August 5, 2020

Modulation: a differentiated approach to targeting NMDA receptors

Intracellular Calcium Measured in Rat Cortical Neurons

Modulation – NYX-2925	Antagonism – Ketamine



Max enhancement
~20%
Max inhibition
~20%
% Change from Baseline
60
40
20
0
-20
-40
-60
-80
-100
1
10
100
1000
10000
NYX-2925 (nM)

VS



% Change from Baseline
60
40
20
0
-20
-40
-60
-80
-100
0.3
3
30
300
3000
30000
Ketamine (nM)

Unlike *full* inhibition observed with ketamine, Aptinyx compounds demonstrate *mild activation* and *mild inhibition* of receptors

7 | August 5, 2020

APTINYX

Modulation of NMDAr with Aptinyx compounds triggers a neurobiological cascade and enhances synaptic plasticity—the foundation of neural cell communication

Rapid receptor engagement → **Long-lasting effects on neural plasticity processes**



Conformational/ Structural Changes
Increased NMDA & AMPA Receptor Expression
Ca++
LTP / LTD
Enhanced Synaptic Plasticity
Learning
Cognition
Memory
Mood
Sleep
Molecules bind in novel, newly-characterized domain
Ca++
Changes in Gene and Protein Expression
LTP = long-term potentiation
LTD = long-term depression
Aptinyx novel NMDAr modulator

- Conformational and structural changes of the NMDA receptors
- Facilitates calcium flux
- Causing changes in gene and protein expression
- Increased expression of NMDA & AMPA receptors at the surface
- Enhancing long-term potentiation (LTP) and synaptic plasticity, which are crucial learning and memory processes

8 | August 5, 2020

APTINYX

 NMDAr modulator discovery platform has produced > 1,000 unique compounds NMDA Receptor GluN1GluN2 Molecules bind at a novel, distinct, newly characterized binding domain Molecules demonstrate high oral bioavailability and stability Ifenprodil (2B) Zn2+ (2A>>2B) PYD-106 (2C) Molecules have diverse potency, activity, subtype selectivity, and pharmacology/biology profiles Spermine (2B) Glycine 7-CK/5,7-DCK D-cycloserine TCN-201 (2A) AP5 Glutamate QNZ46 (2C/2D) Protected by issued composition of matter patents through 2034 and beyond H+ CIQ (2C/2D) Mg2+ PCP MK-801 Memantine Ketamine

 NMDA receptors are key targets for many CNS disorders CHRONIC PAIN ALZHEIMER’S DISEASE BIPOLAR DISORDER SCHIZOPHRENIA ANTI-NMDAR ENCEPHALITIS PTSD DEPRESSION CEREBRAL ISCHEMIA COGNITIVE IMPAIRMENT SUBSTANCE ABUSE AUTISM SPECTRUM DISORDERS TRAUMATIC BRAIN INJURY HUNTINGTON’S DISEASE Current areas of clinical focus for Aptinyx 10August 5, 2020

 Chronic Pain Franchise: NYX-2925 for Painful Diabetic Peripheral Neuropathy (DPN) & Fibromyalgia 11August 5, 2020

 Favorable tolerability and dose-proportional PK of NYX-2925 observed in 84-subject Phase 1 study SINGLE ASCENDING DOSE PLASMA PKMULTIPLE ASCENDING DOSE PLASMA PKCSF CONCENTRATION Doses tested in Phase 2 Effective dose range preclinically NYX-2925 EXHIBITS FAVORABLE TOLERABILITY AND PK PROPERTIES: Drug is cleared within 24 hours No significant accumulation after 7 daily doses AUC and Cmax are directly proportional to unit dose No impact on AUC in fed vs. fasted state Brain exposure is ample and predictable 12August 5, 2020 No drug-related SAEs, even at very high doses ✓No dissociative side effects ✓No clinically significant changes in ECGs ✓No clinically significant changes in laboratory values

 CHRONIC PAIN Affects up to 100 MILLION people in the U.S. Current therapies have limited efficacy and substantial side effects Market leading therapies have significant drawbacks, yet have garnered >$5 BILLION in annual peak sales Current therapies have significant abuse liability 13August 5, 2020

Seeking to address centralized chronic pain conditions through novel NMDA receptor modulation TIME PERIPHERAL PROCESSES e.g., inflammation, nerve injury CENTRAL PROCESSES e.g., plasticity, receptor changes, shifts in processing regions Central processing abnormalities are present in chronic pain conditions 14August 5, 2020 Some pain conditions are believed to be primarily centralized pain conditions –e.g., phantom limb pain, fibromyalgia NYX-2925 is designed to enhance plasticity processes to address chronic, centralized pain

Mechanism of NYX 2925 targets aberrant centralized pain processing in chronic pain conditions

NORMAL PAIN PROCESSING



Brain
Descending pathways
Ascending pathways
Nociception
Spinal cord

1. Stimulus sensed by peripheral nerve
2. Impulses depolarize the dorsal horn, increasing Ca2+ in neurons, causing release of neurotransmitters
3. Signal is sent to the brain via ascending path and perceived as pain
4. The descending pathway carries impulses back to the dorsal horn

ABERRANT CENTRALIZED PAIN PROCESSING



Altered pain processing in the brain
Brain
Decreased descending inhibition
Descending pathways
Ascending pathways
Nociception
Spinal cord

1. Hyper-sensitivity and overactive nerves in the periphery
2. Functional and processing changes in the brain
3. Decreased descending inhibition leading to increased pain perception—even in the absence of harmful stimuli

15 | August 5, 2020

APTINYX

Fibromyalgia is a centralized chronic pain condition that affects millions and is vastly underserved

WHAT IS FIBROMYALGIA?

WIDESPREAD PAIN CAUSED BY ABERRANT CENTRALIZED PAIN PROCESSING



Aberrant processing in fibromyalgia — which can be objectively observed with validated biomarkers — results in pain and other symptoms



WIDESPREAD PAIN

- Chronic fatigue
- Mood disturbance
- Sleep disruptions

2ND MOST COMMON
"rheumatic" disorder behind osteoarthritis

A SUBSTANTIAL MARKET OPPORTUNITY WITH NO ADEQUATE THERAPEUTIC OPTIONS

Estimates as high as **15 MILLION** people in the U.S.[1]

CURRENT TREATMENTS
include antiepileptics, antidepressants, and opioids

- All have limited efficacy and substantial side effects, including risk of abuse/addiction

Cymbalta® duloxetine HCl delayed release capsules

LYRICA® PREGABALIN

>$5 BILLION in annual revenues

[1] *GlobalData Fibromyalgia Global Drug Forecast and Market Analysis to 2023*

16 | August 5, 2020

APTINYX

Design of completed NYX-2925 Phase 2 neuroimaging biomarker study in patients with fibromyalgia

N=22



MRI
MRI
MRI
MRI
MRI*
Screening Period
Follow-up Period
Day -30
Day 1
Week 1
Week 2
Week 3
Week 4
Week 5
Week 6
Week 7
*MRI at follow-up visit was optional
DAILY PAIN SCORE

- Design optimized for within-patient image evaluation
- Sequence of treatment blinded to patients and raters
- Images blinded and randomized for evaluators
- No change observed on biomarkers from screening to placebo week

Legend:
- Placebo q.d.
- NYX-2925 20 mg q.d.
- NYX-2925 200 mg q.d.

Neuroimaging biomarker changes directly and objectively measure drug activity

17 | August 5, 2020

APTINYX

Phase 2 neuroimaging study results:
NYX-2925 demonstrated significant effects on primary endpoint, validated biomarkers of pain processing

FMRI FINDINGS

- Hyper-connectivity between brain regions is observed in fibromyalgia patients
- NYX-2925 significantly reduced levels of connectivity in the dorsal anterior cingulate cortex (dACC) and the posterior insular cortex (pINS)

PLACEBO → NYX-2925





GLX/^{1}H-MRS* FINDINGS

- Increased Glx levels are associated with higher pain perception
- NYX-2925 reduced Glx levels, leading to pain alleviation

dACC Glx Levels (Resting State)



2.3
2.2
2.1
2.0
1.9
1.8
Mean dACC Glx/tCR
P<0.05
Placebo
20mg NYX-2925

pINS Glx Levels (Post-Evoked Pain)



2.1
2.0
1.9
1.8
Mean pIns. Glx/tCr
P<0.05
Placebo
200mg NYX-2925

*^{1}H-MRS = Proton magnetic resonance spectroscopy

Notes: *p-values calculated using paired-t test based on individual changes from placebo (week 2) to 20mg (week 4) or 200mg (week 6)*
Error bars reflect standard error of mean
Glx/tCR = glutamate + glutamine normalized over total creatine

Effects on objective biomarkers demonstrated clear activity on centralized pain processing and were strongly correlated with effects on patient-reported measures

18 | August 5, 2020

APTINYX

Phase 2 neuroimaging study results:

NYX-2925 demonstrated meaningful improvements in patient-reported symptoms of fibromyalgia

PAIN ENDPOINTS		KEY QOL/FUNCTION ENDPOINTS	
Average Daily Pain	Worst Daily Pain	Total FIQR Score*	PROMIS$_{FM}$ Total Fatigue Profile Score**



PBO (Wk 2)
20mg (Wk 4)
200mg (Wk 6)
Follow-Up
Mean Change from Baseline
0.0
-0.2
-0.4
-0.6
-0.8
-1.0
-1.2
-1.4
-1.6
-5%
-5%
-19%
-13%
-0.4
-0.5
-1.1
-0.8
p=0.0435 vs. baseline
p=0.0036 vs. baseline
p=0.0027 vs. baseline
p=0.0072 vs. placebo

Average Daily Pain: 19% improvement



PBO (Wk 2)
20mg (Wk 4)
200mg (Wk 6)
Follow-Up
Mean Change from Baseline
0.0
-0.2
-0.4
-0.6
-0.8
-1.0
-1.2
-1.4
-1.6
-2%
-3%
-12%
-8%
-0.3
-0.4
-1.0
-0.8
p=0. 1477 vs. baseline
p=0.1652 vs. baseline
p=0.0169 vs. baseline
p=0.0360 vs. placebo

Worst Daily Pain: 12% improvement



PBO (Wk 2)
20mg (Wk 4)
200mg (Wk 6)
Follow-Up
Mean Change from Baseline
0.0
-2.0
-4.0
-6.0
-8.0
-10.0
-12.0
-14.0
-4%
-7%
-16%
-0.4
1%
-2.9
-3.8
-9.6
p=0.2380 vs. baseline
p=0.1389 vs. baseline
p=0.0085 vs. baseline
p=0.0135 vs. placebo

FIQR: 16% improvement



PBO (Wk 2)
20mg (Wk 4)
200mg (Wk 6)
Follow-Up
Mean Change from Baseline
1.0
0.0
-1.0
-2.0
-3.0
-4.0
-5.0
-6.0
-7.0
-8.0
0%
0.2
-5%
-9%
1%
0.4
-3.2
-5.4
p=0.8702 vs. baseline
p=0.1500 vs. baseline
p=0.0081 vs. baseline
p=0.0049 vs. placebo

PROMIS$_{FM}$ Fatigue: 9% improvement

Signal of efficacy on patient-reported measures is highly informative for ongoing larger Phase 2b study

*Total FIQR reflects composite of Function, Overall Impact, and Symptom domain Scores
**Total Fatigue Profile Score reflects composite of Experience, Social Impact, Motivational Impact, and Cognitive Impact domain Scores
Notes: p-values calculated using paired-t test based on individual changes from baseline to each week or from placebo (week 2) to 200 mg (week 6)
Error bars reflect standard error of mean

19 | August 5, 2020

APTINYX

 Chronic painful diabetic peripheral neuropathy (DPN) results in centralization of pain processing—current therapies are inadequate CENTRALIZATION IN CHRONIC PAINFUL DPN UNDERSERVED POPULATION & SUBSTANTIAL MARKET OPPORTUNITY Peripheral nerve damage caused by sustained elevated glucose levels Time Centralization One of the most common complications among the 26 million patients suffering from diabetes in the U.S. Estimated to affect up to 30% of diabetes patients –~7.5 million people in the U.S. Current treatments include antiepileptics, antidepressants, and opioids –All have limited efficacy and substantial side effects, including risk of abuse/addiction Cymbalta and Lyrica, approved therapies for painful DPN, each achieved in excess of $5 billion in peak annual sales With continued nerve damage and peripheral pain, pain processing in the brain shifts from sensory regions to emotional and learning & memory regions

Completed first-in-patient Phase 2 study of NYX-2925 in patients with painful DPN

N=300

SCREENING (2-4 WEEKS)
- Inclusion/exclusion eligibility
- Analgesic washout*

BASELINE (1 WEEK)
- Randomization eligibility
- Baseline pain score

TREATMENT (4 WEEKS)

PLACEBO q.d. (N = 72)

NYX-2925 **10 mg** q.d. (N = 77)

NYX-2925 **50 mg** q.d. (N = 77)

NYX-2925 **200 mg** q.d. (N = 74)

SAFETY FOLLOW-UP (1 WK)
- Monitored for AEs – no treatment

DAILY PAIN SCORE

KEY OBJECTIVES OF THE STUDY:

- Evaluate safety and tolerability of NYX-2925 in a DPN patient population
- Assess the most active dose level across a 20-fold dose range
- Assess activity of NYX-2925 across multiple endpoints relevant to chronic pain
- Identify key patient characteristics to inform inclusion/exclusion criteria for future studies

*Patients were allowed to maintain stable dosing of 1 allowable concomitant analgesic

21 | August 5, 2020

APTINYX

 Phase 2 DPN top-line results: NYX-2925 demonstrated analgesic signal, with greater separation in patients not on concomitant analgesics CHANGE IN AVERAGE DAILY PAIN (PRIMARY EFFICACY ENDPOINT) Total Efficacy Population (N=300) Efficacy Population Not on Concomitant Analgesic (N=148) 50 mg NYX-2925: 24% reduction in pain 0.38-point separation from placebo 50 mg NYX-2925: 25% reduction in pain 0.58-point separation from placebo

 NYX-2925 demonstrated robust analgesic effects in more chronic patients Change in Avg. Daily Pain Total Efficacy Pop. (N=300) Change in Average Daily Pain (Baseline to Week 4) by DPN Duration Duration of DPN Diagnosis ≥ 1 yrs (N=275) Change in NRS (0-10) Pain Score from Baseline ≥ 2 yrs (N=204) ≥ 3 yrs (N=151) ≥ 4 yrs (N=127) ≥ 5 yrs (N=95) N=68N=68 N=46N=54 N=31N=42N=26N=33N=21N=22 -0.5 -1 -1.5 -2 -1.62 -1.26-1.26 -1.51 -1.77 -1.04 -1.93 -0.72 -2.12 -0.93 -2.5 *P<0.05 VS. PBO **P<0.01 VS. PBO 50mgPlacebo** * Note: Pain reduction by DPN duration is retrospective analysis Advanced DPN – a large and mechanistically relevant population More chronic, advanced DPN population forms the basis for follow-up Phase 2 study currently ongoing 23August 5, 2020

 Significant and clinically meaningful effects observed in advanced DPN population—with no plateau in four weeks CHANGE IN AVERAGE DAILY PAIN (PRIMARY EFFICACY ENDPOINT) Advanced DPN Population (N=127)* Advanced DPN Pop. Not on Concomitant Analgesic (N=64)* 50 mg NYX-2925: 31% reduction in pain 1.2-point separation from placebo 50 mg NYX-2925: 35% reduction in pain 1.8-point separation from placebo NYX-2925 exhibited robust effects in patients with advanced DPN, and the separation from placebo was even more pronounced in the population not on concomitant analgesic medications *Retrospective analysis of advanced DPN population includes patients who had DPN for ≥ 4 years 24August 5, 2020

 Effect of NYX-2925 in advanced DPN patients was consistent across endpoints in the study Change in Worst Daily Pain (NRS) Score from Baseline ADVANCED DPN POPULATION (N=127)* Change in Average Pain on Walking (NRS) Score from Baseline Change in Daily Sleep Interference (DSIS) Score from Baseline 50 mg NYX-2925:50 mg NYX-2925:50 mg NYX-2925: Worst Daily Pain: 26% Improvement 0.93-point separation vs. placebo Pain on Walking: 32% Improvement 1.1-point separation vs. placebo DSIS: 38% Improvement 1.4-point separation vs. placebo *Retrospective analysis of advanced DPN population includes patients who had DPN for ≥ 4 years 25August 5, 2020

Key study findings provide foundation for further development of NYX-2925 for painful DPN NYX-2925 was well tolerated in the study with no SAEs and an overall AE profile comparable to placebo Study results inform follow-up Phase 2b study of NYX-2925 in advanced DPN patients, currently ongoing Patients with advanced DPN showed the greatest treatment benefit Mechanism of NYX-2925 addresses the increasing central manifestation of pain perception and processing associated with the prolonged chronic pain these patients experience Patients with advanced DPN represented nearly half of the entire study population (N = 127) 50 mg identified as the most active dose level among the three doses tested Evidence of inverted-U-shaped dose response, consistent with previous preclinical and clinical data with this mechanism Robust improvements were consistent across primary and secondary endpoints In patients with advanced DPN, effect of 50 mg dose was robust and clinically meaningful Week 4 change vs. baseline in average daily pain (on 10-point NRS) = 1.93 points (p<0.0001) Week 4 change vs. placebo in average daily pain (on 10-point NRS) = 1.21 points (p=0.004) Greater separation from placebo observed in patients not taking a concomitant analgesic Separation primarily driven by higher placebo response in patients taking a concomitant pain medication, not reduced analgesic effects of NYX-2925 ~50% of patients were not taking a concomitant analgesic a study not allowing concomitant analgesic use can likely be recruited 26August 5, 2020

Conducting two follow-up Phase 2b studies of NYX-2925 in centralized chronic pain conditions

FIBROMYALGIA

- ~300-patient, placebo-controlled, double-blind
- 12-week endpoint
- 50 mg or 100 mg daily vs placebo
- No concomitant analgesics

PRIMARY ENDPOINT:
Change in average daily pain (NRS)

OTHER ENDPOINTS:
Worst daily pain, daily sleep interference, FIQR, PROMIS

Anticipate recommencing study September 2020

PAINFUL DPN

- ~200-patient, placebo-controlled, double-blind
- Advanced DPN population
- 12-week endpoint
- 50 mg daily vs placebo
- No concomitant analgesics

PRIMARY ENDPOINT:
Change in average daily pain (NRS)

OTHER ENDPOINTS:
Worst daily pain, daily sleep interference, pain on walking

Anticipate recommencing study late 2020/early 2021

27 | August 5, 2020

APTINYX

Development summary of NYX-2925 for painful DPN and fibromyalgia xSTRONG PRECLINICAL EVIDENCE – robust, long-lasting effects seen across various models of neuropathic pain xCOMPLETED THREE PHASE 1 STUDIES – favorable tolerability, PK, and CNS exposure observed, as well as proof of activity and NMDA pathway engagement xCOMPLETED TWO PHASE 2 STUDIES – validation of activity on biomarkers of centralized pain processing, as well as observation of treatment benefit in both indications Large 12-week Phase 2b studies ongoing in both painful DPN and fibromyalgia to assess change in daily pain scores 28August 5, 2020 Results of Phase 2b studies will inform registration studies and dialogue with FDA

 Psychiatry Franchise: NYX-783 for Post-Traumatic Stress Disorder (PTSD) 29August 5, 2020

PTSD

~8.5 MILLION **people suffering from PTSD in the U.S.**
with an estimated lifetime prevalence of 6.8%

Numerous causes of PTSD

- Car accidents
- Criminal assault
- War combat
- Natural disaster
- Sexual trauma

Elevated suicide rates among PTSD sufferers

~20 veterans or servicemembers die from suicide daily

ONLY **2** APPROVED THERAPIES
both approved **10+ years ago**

50-66 %
also battle **simultaneous addiction** to alcohol and other drugs



30 | August 5, 2020

APTINYX

NYX-783 in Phase 2 for the treatment of PTSD CLEAR MECHANISTIC RATIONALE STRONG PRECLINICAL EVIDENCE Learning and memory dysfunction is at the root of PTSD symptomatology D-cycloserine (DCS), an NMDAr partial agonist, has demonstrated effect in PTSD Robust and long-lasting activity observed in model of fear extinction Contextual Fear Conditioning Model SIGNIFICANT UNMET NEED Currently, only 2 FDA-approved therapies for PTSD: both SSRI antidepressants with limited efficacy Current therapies only target symptoms of PTSD Side effects limit utilization of some effective therapies Preclinical evidence and clinical tolerability profile indicate the potential for NYX-783 to address significant unmet needs in the treatment of PTSD 31August 5, 2020

Preclinical work demonstrates that NYX-783 has the potential to address the diverse symptomatology of PTSD Fear Extinction Rapid, robust, and enduring effects in conditioned fear and extinction learning models in rats Mood Significantly improves negative mood/affect in Porsolt forced swim model PTSD Sleep Demonstrates robust enhancement of total sleep, non-REM sleep, and REM sleep in sleep-deprivation model Cognition Demonstrates activity in Novel Object Recognition model, enhancing recognition memory 32August 5, 2020 Alcohol Abuse Enhances extinction of alcohol-seeking behavior in Alcohol Use Disorder model – REPRESENTS POTENTIAL ADDITIONAL INDICATION

Favorable tolerability and dose-proportional PK of NYX-783 observed in 70-subject Phase 1 study SINGLE ASCENDING DOSE PLASMA PKMULTIPLE ASCENDING DOSE PLASMA PKCSF CONCENTRATION NYX-783 50 mg PO NYX-783 EXHIBITS FAVORABLE TOLERABILITY AND PK PROPERTIES: Predictable and dose-proportional PK Cleared from plasma in 24 hours No significant accumulation with repeat dosing No apparent impact on AUC in “fed” state Ample, predictable brain exposure No SAEs at any dose tested 33August 5, 2020

First-in-patient exploratory Phase 2 study of NYX-783 in PTSD An important first step in evaluating the efficacy of a novel mechanism PRECLINICAL PHASE 1 STUDY OBJECTIVE Inform future development with regard to: Patient inclusion/exclusion criteria PHASE 2 (FIRST-IN-PATIENT) Dose level PHASE 2 (VALIDATION) PHASE 3 Endpoints Anticipated effect size 34August 5, 2020

Enrollment completed in ongoing exploratory Phase 2 study of NYX-783 in patients with PTSD


SCREENING (2 – 4 WEEKS)
STAGE 1 (4 WEEKS)
STAGE 2 (4 WEEKS)
Diagnosis of PTSD (DSM-5)
CAPS-5 ≥ 30
PCL-5 ≥ 38
Randomized, N=160
R
Placebo non-responder criteria:
• CAPS-5 reduction from baseline ≤35%
• CAPS-5 score at re-randomization ≥26
Placebo
NYX-783 10 mg
NYX-783 50 mg
Placebo non-responders
R
Placebo
NYX-783 10 mg
NYX-783 50 mg
Placebo responders
Not included in primary efficacy analysis
R
Placebo
NYX-783 10 mg
NYX-783 50 mg
Placebo
CAPS-5 (Clinician Administered PTSD Scale – DSM 5th Edition)
PCL-5 (PTSD Checklist – DSM 5th Edition)
R Randomization
Combined for primary efficacy analysis

KEY STUDY ENDPOINTS:

- CAPS-5 Total and Domain Scores
  - Avoidance
  - Intrusion
  - Arousal/Reactivity
  - Mood/cognition
- Endpoints evaluating common PTSD symptoms
  - Sleep
  - Mood
  - Cognitive function

Data from this exploratory first-in-patient Phase 2 study expected 4Q 2020

35 | August 5, 2020

APTINYX

Development summary of NYX-783 for PTSDx STRONG PRECLINICAL EVIDENCE in fear extinction and other psychiatric models x FAVORABLE TOLERABILITY, PK, AND CNS EXPOSURE demonstrated in completed Phase 1 study in humans EXPLORATORY PHASE 2 STUDY ONGOING – Results expected by November 2020 will inform next steps in development 36August 5, 2020

 Neurology Franchise: NYX-458 for Parkinson’s Cognitive Impairment 37August 5, 2020

COGNITIVE IMPAIRMENT in PARKINSON’S DISEASE ~1 MILLION 1 people suffering from Parkinson’s disease in the U.S. ~500k ~250k with MCI ~250k with dementia THERAPY approved to date, Exelon®, which is minimally efficacious in PD patients 38August 5, 2020

NYX-458 in Phase 2 for cognitive impairment associated with Parkinson's disease

CLEAR MECHANISTIC RATIONALE

- Synaptic plasticity and LTP – both enhanced by NYX-458 – play key roles in learning and memory
- NMDAr dysregulation and dysfunction caused by neuronal loss (dopamine neurons in Parkinson's)

SUBSTANTIAL OPPORTUNITY

- Significant unmet need
- Concentrated patient and prescriber base
- Attractive potential follow-on indications in a number of cognitive disorders

STRONG PRECLINICAL EVIDENCE

In light of positive effects in rodent models…

Novel Object Recognition


Encoding
Consolidation
Retrieval

Morris Water Maze


Before Learning
After Learning

…NYX-458 was evaluated in a highly translatable model of Parkinson's in non-human primates



Robust effects on cognition in preclinical models support development in Parkinson's disease cognitive impairment

39 | August 5, 2020

APTINYX

NYX-458 exhibits robust, long-lasting effects on cognitive deficits in non-human primate model of Parkinson's disease


VARIABLE DELAYED RESPONSE (VDR)
Healthy primates
Stable MPTP-induced deficit
Effects following single dose of NYX-458
Delay Length
2 Seconds
5 Seconds
10 Seconds
25-40 Seconds
35-50 Seconds
Attention
Memory
Percent Correct Responses
100
90
80
70
60
50
40
Random chance probability
Single dose NYX-458
Task training
MPTP* dosing
No MPTP dosed
Original Baseline (Healthy)
1
2
3
Months Following MPTP Dosing
Post-Vehicle
1
6
11
15
21
Days Following Single Dose NYX-458 (0.03mg/kg)

- Robust and rapid effects observed across cognitive domains
- Recovered effects after re-induced impairment
- Sustained effects with repeat dosing
- Effects lasted ~3 months after final dose
- NYX-458 did not worsen motor symptoms or interfere with L-Dopa

*MPTP is a neurotoxin employed to deplete dopamine-related neural cells -- similar to the way Parkinson's disease does in humans

40 | August 5, 2020

APTINYX

 Favorable tolerability and dose-proportional PK of NYX-458 observed in 62-subject Phase 1 study SINGLE ASCENDING DOSE PLASMA PKMULTIPLE ASCENDING DOSE PLASMA PKCSF CONCENTRATION NYX-458 10 mg PO NYX-458 EXHIBITS FAVORABLE TOLERABILITY AND PK PROPERTIES: Predictable and dose-proportional PK Cleared from plasma in 24 hours No meaningful accumulation with repeat dosing Ample, predictable brain exposure No SAEs at any dose tested

Ongoing first-in-patient Phase 2 study of NYX-458 in Parkinson's disease mild cognitive impairment (PD-MCI)

N ≈ 135

SCREENING	TREATMENT (12 WEEKS)	FOLLOW-UP
PD (> 1 year) Cognitive Impairment - and - MoCA ≥ 17 (not severely impaired)	PLACEBO NYX-458 10 mg NYX-458 30 mg NYX-458 100 mg	Follow-up visit for safety

KEY OBJECTIVES OF THE STUDY:

- Evaluating safety and tolerability of NYX-458 in Parkinson's disease patient population
- Evaluating effects of NYX-458 on cognitive impairment using multiple endpoints
- Outcome of study to inform most appropriate dose, enrollment criteria, and endpoints for future studies

Enrollment in this study suspended in March 2020 due to challenges introduced by COVID-19 pandemic.

Anticipate providing updated timing guidance at a future date following recommencement of enrollment.

42 | August 5, 2020

APTINYX

Development summary of NYX-458 for cognitive impairment in Parkinson’s disease xSTRONG PRECLINICAL EVIDENCE in numerous rodent models xROBUST REVERSAL OF COGNITIVE DEFICITS in non-human primate model of Parkinson’s disease xCOMPLETED PHASE 1 STUDY – favorable tolerability, PK, and CNS exposure demonstrated in humans 43August 5, 2020 EXPLORATORY PHASE 2 STUDY UNDERWAY – results from this first-in- patient exploratory study will inform next steps in development

Supported by strong cash position while responsibly managing impacts of COVID-19 pandemic Study NYX-783: Phase 2 PTSD Study Status & Impact of COVID-19 Pandemic • Data readout from Phase 2 exploratory study expected 4Q 2020 NYX-2925: Phase 2b fibromyalgia NYX-2925: Phase 2b painful DPN • Anticipate recommencing study September 2020 • Anticipate recommencing study late 2020/early 2021 NYX-458: Phase 2 PD cognition • Updated timing guidance anticipated at a future date following recommencement of enrollment Approximate cash balance of $116 mm* as of June 30, 2020, is expected to provide operational runway into 2022 * Unaudited cash balance 44August 5, 2020